Dreyfus
Insured Municipal
Bond Fund, Inc.

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Insured Municipal
                                                                Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Insured Municipal Bond Fund, Inc., covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Insured Municipal Bond Fund, Inc. perform during the period?

For the 12-month period ended April 30, 2001, the fund produced a 9.45% total return.(1) This compares to a total return of 9.44% for the Lipper Insured Municipal Debt Funds category average.(2 )

We attribute the market and fund's strong performance to two factors. First, municipal bonds generally rallied as interest rates fell in a weakening economy. Second, surging demand from investors fleeing a declining stock market was met by a relatively limited supply of newly issued, insured bonds.(3)

What is the fund's investment approach?

Our goal is to seek as high a level of federal tax-exempt income as is consistent with preserving capital from a diversified portfolio of insured municipal bonds. In pursuing this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe potentially can provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the underlying creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund's duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's duration to maintain current yields for as long as practical.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's interest-rate hikes were having the desired effect of slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001-- faced with slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence -- the Fed moved aggressively to stimulate economic growth by cutting interest rates 50 basis points. As further evidence of its resolve to prevent a recession, the Fed cut interest rates three more times by 50 basis points each at the end of January, in March, and in early April. Except for seasonal back-ups related to the payment of income taxes by individuals, yields of tax-exempt bonds generally moved lower in this environment.

A substantial part of the market's performance was the result of higher demand from individual investors fleeing the stock market. The combination of robust demand and a relatively low supply of new insured bonds caused prices to rise

As interest rates fell, we maintained an average duration -- a measure of sensitivity to changing interest rates -- that was longer than the average for our peer group. This enabled the fund to capture higher yields for as long as practical. Because bond yields had fallen substantially by year-end 2000, we then reduced the fund's average duration to a point we consider neutral

We generally found the most attractive opportunities in bonds with 20-year maturities and features designed to prevent early redemptions. These bonds were generally from well-known issuers, helping to ensure that we can obtain highly competitive prices when the time comes to sell. We focused on bonds from high-tax states because they tend to be in greater demand among individual investors.

What is the fund's current strategy?

Our strategy remains the same: to identify the best available income-producing opportunities among insured tax-exempt bonds.

As the fund's year drew to a close, interest rates began to rise modestly as the economy showed signs that the Fed' s more accommodative monetary stance was having its intended stimulative effect. The question that remains is whether or not the strength of the economy resulting from the Fed's stimulative effects proves sustainable as most forward-looking indicators continue to send mixed signals. As such, we continue to maintain a neutral duration posture and stand ready to lengthen or reduce the fund's structure when the economy's direction becomes clearer.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

(3) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Insured Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 4/30/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            9.45%              5.58%             5.75%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INSURED MUNICIPAL BOND FUND, INC. (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES WHICH ARE INSURED AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST BY RECOGNIZED ISSUERS OF MUNICIPAL SECURITIES. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL; HOWEVER, THE BONDS IN THE INDEX ARE GENERALLY NOT INSURED. THE INDEX ALSO DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. ALL OF THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. NEITHER FUND SHARES NOR THE MARKET VALUE OF ITS PORTFOLIO SECURITIES ARE INSURED.




STATEMENT OF INVESTMENTS

April 30, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.0%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--1.2%

San Joaquin Hills Transportation Corridor Agency,
  Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                    10,000,000                1,832,100

COLORADO--3.1%

E-470 Public Highway Authority, Revenue:

   Zero Coupon, 9/1/2016 (Insured; MBIA)                                                      5,550,000                2,394,880

   Zero Coupon, 9/1/2025 (Insured; MBIA)                                                     10,000,000                2,459,700

DELAWARE--4.0%

Delaware Economic Development Authority, Revenue:

   Gas Facilities (Delmarva Power & Light)
      7.30%, 7/1/2021 (Insured; FGIC)                                                         1,000,000                1,024,930

   Water (United Water Delaware Inc., Project)
      6.20%, 6/1/2025 (Insured; AMBAC)                                                        5,000,000                5,223,800

FLORIDA--4.1%

Florida Housing Finance Agency, SFMR

   6.65%, 7/1/2026 (Insured; MBIA)                                                              610,000                  634,186

Gulf Breeze, Revenue (Capital Funding)
   4.50%, 10/1/2027 (Insured; MBIA)                                                           5,000,000                4,255,700

Lee County, Solid Waste System Revenue
   7%, 10/1/2011 (Insured; MBIA)                                                              1,420,000                1,466,164

GEORGIA--1.5%

Cobb-Marietta Coliseum and Exhibit Hall Authority, Revenue,

   5.625%, 10/1/2026 (Insured; MBIA)                                                          1,400,000                1,470,112

Douglasville-Douglas County Water and Sewer Authority,
   Sewer Revenue

   4.50%, 6/1/2023 (Insured; FGIC)                                                            1,000,000                  864,830

ILLINOIS--4.4%

Metropolitan Pier and Exposition Authority,
  Dedicated State Tax Revenue

   (McCormick Place Expansion Project)
   6.50%, 6/15/2027 (Insured; FGIC)                                                           6,375,000                6,837,124

KANSAS--4.5%

Wyandotte County, Unified Government Utilities System
  Revenue, Improvement

   4.50%, 9/1/2028 (Insured; MBIA)                                                            8,150,000                6,898,241

MASSACHUSETTS--2.7%

Massachusetts Education Loan Authority,
  Education Loan Revenue:

      7.60%, 1/1/2003 (Insured; MBIA)                                                           385,000                  390,840

      7.65%, 1/1/2004 (Insured; MBIA)                                                           445,000                  451,666

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities
  Authority, Revenue

   (Brandeis University)
   4.75%, 10/1/2028 (Insured; MBIA)                                                           1,350,000                1,193,198

Massachusetts Housing Finance Agency,
   Housing Revenue (Rental-Mortgage)

   6.50%, 7/1/2025 (Insured; AMBAC)                                                           1,000,000                1,037,340

Massachusetts Port Authority,
   Special Facilities Revenue
   (US Air Project)

   5.75%, 9/1/2016 (Insured; MBIA)                                                            1,000,000                1,026,060

MICHIGAN--1.0%

Michigan Housing Development Authority,
  LOR (Greenwood Villa Project)

   6.50%, 9/15/2007 (Insured; FSA)                                                            1,500,000                1,565,535

MONTANA--1.5%

Forsyth, PCR (Puget Sound, Power & Light Co.)

   7.25%, 8/1/2021 (Insured; AMBAC)                                                           2,250,000                2,311,358

NEVADA--1.4%

Washoe County, Gas Facilities Revenue
  (Sierra Pacific Power Co. Project)

   6.70%, 11/1/2032 (Insured; MBIA)                                                           2,000,000                2,108,000

NEW JERSEY--6.5%

New Jersey Economic Development Authority, PCR
  (Public Service Electric & Gas Co.)

   6.40%, 5/1/2032 (Insured; MBIA)                                                            7,600,000                8,004,244

New Jersey Health Care Facilities Financing Authority, Revenue

  (Jersey Shore Medical Center):

      6.25%, 7/1/2021 (Insured; AMBAC)                                                           70,000                   73,896

      6.25%, 7/1/2021 (Insured; AMBAC)
         (Prerefunded 7/1/2004)                                                                  30,000  (a)              32,834

New Jersey Housing and Mortgage Finance Agency, Revenue

   Home Buyer 6.20%, 10/1/2025 (Insured; MBIA)                                                1,920,000                1,977,466

NEW YORK--18.1%

Albany Airport Authority, Airport Revenue
   5.375%, 12/15/2017 (Insured; FSA)                                                          1,000,000                1,010,240

Buffalo Municipal Water Finance Authority,
   Water System Revenue, Refunding

   5%, 7/1/2017 (Insured; FGIC)                                                               2,295,000                2,261,080


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Transitional Finance Authority, Revenue
   5%, 11/15/2015 (Insured; FGIC)                                                             2,485,000                2,487,858

New York State Dormitory Authority, Revenue:

   (Beth Israel Medical Center)
      6%, 11/1/2015 (Insured; MBIA)                                                           4,580,000                4,875,135

   (Mount Sinai Medical School)
      5.15%, 7/1/2024 (Insured; MBIA)                                                         3,000,000                2,945,250

   (New York University)
      5.50%, 7/1/2031 (Insured; AMBAC)                                                        2,000,000  (b)           2,070,500

   (State University Athletic Facility)
      5.25%, 7/1/2018 (Insured; MBIA)                                                         1,720,000                1,727,946

New York State Energy, Research and Development Authority,
   Facilities Revenue

   (Con Edison Co.-New York, Inc.)
    6.375%, 12/1/2027 (Insured; MBIA)                                                         3,000,000                3,048,000

New York State Medical Care Facilities Finance Agency,
   Revenue (Long-Term Healthcare)

   6.50%, 11/1/2015 (Insured; FSA)                                                            4,655,000                4,910,466

Port Authority of New York and New Jersey

   4.25%, 10/1/2026 (Insured; FGIC)                                                           1,675,000                1,417,653

St. Lawrence County Industrial Development Agency,
   Civic Facility Revenue

   (Lawrence University Project)
   5.50%, 7/1/2013 (Insured; MBIA)                                                            1,135,000                1,195,450

NORTH DAKOTA--2.4%

Mercer County, PCR, Refunding
  (Montana-Dakota Utilities Co. Project)

   6.65%, 6/1/2022 (Insured; FGIC)                                                            3,500,000                3,666,250

OHIO--1.3%

Ohio Turnpike Commission, Turnpike Revenue

   5.50%, 2/15/2017 (Insured; FGIC)                                                           1,895,000                1,987,931

PENNSYLVANIA--2.0%

Beaver County Industrial Development Authority, PCR

   (Ohio Edison Co./Mansfield) 7%, 6/1/2021 (Insured; FGIC)                                   3,000,000                3,067,410

RHODE ISLAND--2.9%

Rhode Island Housing and Mortgage Finance Corp., SFMR

   9.30%, 7/1/2004 (Insured; FGIC)                                                               10,000                   10,030

Rhode Island Port Authority and Economic Development Corp.,

   Airport Revenue 6.625%, 7/1/2024 (Insured; FSA)                                            4,250,000                4,478,183

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--3.7%

Charleston, Waterworks and Sewer Revenue
  (Capital Improvement)

   4.50%, 1/1/2024 (Insured; FGIC)                                                            2,000,000                1,730,860

Spartanburg, Waterworks Revenue
   5.25%, 6/1/2023 (Insured; FGIC)                                                            4,100,000                4,049,652

TEXAS--4.1%

Brazos River Authority, PCR (Texas Utilities Electric Co. Project)

   6.625%, 6/1/2022 (Insured; FGIC)                                                           5,500,000                5,744,750

Brownsville Housing Finance Corp., SFMR
   (Mortgage-Multiple Originators and Services)

   9.625%, 12/1/2011 (Insured; FGIC)                                                            500,000                  502,935

VIRGINIA--10.4%

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2022 (Insured; FGIC)                                                           2,300,000                2,313,018

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            5,285,000                5,254,664

Virginia College Building Authority,
   Educational Facilities Revenue

   (Washington and Lee University)
   5.25%, 1/1/2026 (Insured; MBIA)                                                            8,500,000                8,493,540

WASHINGTON--10.6%

King County, Sewer Revenue
   6.125%, 1/1/2033 (Insured; MBIA)                                                           5,000,000                5,198,950

Washington, MFMR:

   (Gilman Meadows Project) 7.40%, 1/1/2030 (Insured; FSA)                                    3,000,000                3,221,850

   (Mallard Cove Project 1) 7.40%, 1/1/2030 (Insured; FSA)                                      795,000                  853,790

   (Mallard Cove Project 2) 7.40%, 1/1/2030 (Insured; FSA)                                    2,695,000                2,894,295

Yakima-Tieton Irrigation District, Revenue
   6.20%, 6/1/2019 (Insured; FSA)                                                             4,000,000                4,155,000

WEST VIRGINIA--4.6%

West Virginia:

   6.50%, 11/1/2026 (Insured; FGIC)                                                           2,600,000                3,009,058

   Zero Coupon, 11/1/2026 (Insured; FGIC)                                                     5,950,000                1,387,183

West Virginia University, University System Revenue

   (West Virginia University Projects)
   5.25%, 4/1/2028 (Insured; MBIA)                                                            2,725,000                2,702,764

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $144,850,129)                                                                                               148,205,895


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.6%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--.6%

Massachusetts Health and Educational
  Facilities Authority, Revenue,

   VRDN (Capital Assets Program) 4.30% (Insured; MBIA)                                        1,000,000  (c)           1,000,000

NEW YORK--2.4%

New York City, VRDN 4.20% (Insured; MBIA)                                                     3,500,000  (c)           3,500,000

WISCONSIN--.6%

La Crosse, PCR, VRDN (Dairyland Power Cooperation)
   4.30% (Insured; AMBAC)                                                                     1,000,000  (c)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $5,500,000)                                                                                                   5,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $150,350,129)                                                             99.6%              153,705,895

CASH AND RECEIVABLES (NET)                                                                          .4%                  626,579

NET ASSETS                                                                                       100.0%              154,332,474

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                 American Municipal Bond
                          Assurance Corporation

FGIC                  Financial Guaranty
                          Insurance Company

FSA                   Financial Security Assurance

LOR                   Limited Obligation Revenue

MBIA                  Municipal Bond Investors
                          Assurance Insurance Corporation

MFMR                  Multi-Family
                          Mortgage Revenue

PCR                   Pollution Control Revenue

SFMR                  Single Family
                          Mortgage Revenue

VRDN                  Variable Rate
                          Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              96.4

F-1                              MIG1/P1                         SP1/A1                                            3.6

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  AT APRIL 30, 2001, 46.7% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA AND
     27.4% ARE INSURED BY FGIC.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           150,350,129   153,705,895

Cash                                                                    132,866

Interest receivable                                                   2,809,829

Receivable for shares of Common Stock subscribed                          3,402

Prepaid expenses                                                         10,004

                                                                    156,661,996
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           102,504

Payable for investment securities purchased                           2,169,407

Accrued expenses                                                         57,611

                                                                      2,329,522
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      154,332,474
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     151,005,768

Accumulated net realized gain (loss) on investments                     (29,060)

Accumulated net unrealized appreciation

   (depreciation) on investments--Note 4                              3,355,766
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      154,332,474
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       8,750,081

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          17.64

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,002,003

EXPENSES:

Management fee--Note 3(a)                                              937,597

Shareholder servicing costs--Note 3(b)                                 402,607

Professional fees                                                       51,822

Directors' fees and expenses--Note 3(c)                                 31,864

Registration fees                                                       24,134

Custodian fees                                                          17,277

Prospectus and shareholders' reports--Note 3(b)                         16,062

Loan commitment fees--Note 2                                             1,436

Miscellaneous                                                            9,545

TOTAL EXPENSES                                                       1,492,344

Less--reduction in management fee
   due to undertaking--Note 3(a)                                      (162,645)

NET EXPENSES                                                         1,329,699

INVESTMENT INCOME--NET                                               7,672,304
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                232,584

Net unrealized appreciation (depreciation) on investments            6,125,001

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,357,585

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,029,889

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended April 30,
                                             -----------------------------------
                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,672,304           8,238,795

Net realized gain (loss) on investments           232,584              (9,432)

Net unrealized appreciation
   (depreciation) on investments                6,125,001         (12,867,324)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,029,889          (4,637,961)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (7,716,065)          (8,195,034)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  9,325,693           20,699,443

Dividends reinvested                           5,269,141            5,583,234

Cost of shares redeemed                      (23,007,997)         (37,621,345)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (8,413,163)         (11,338,668)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,099,339)         (24,171,663)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           156,431,813          180,603,476

END OF PERIOD                                 154,332,474          156,431,813

Undistributed investment income--net                 --                 43,761
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       528,323            1,189,771

Shares issued for dividends reinvested            300,868              326,137

Shares redeemed                                (1,316,657)          (2,180,718)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (487,466)            (664,810)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.93          18.24          17.88          17.31         17.13

Investment Operations:

Investment income--net                                            .86            .86            .84            .85           .87

Net realized and unrealized

   gain (loss) on investments                                     .71          (1.32)           .36            .57           .18

Total from Investment Operations                                 1.57           (.46)           1.20          1.42          1.05

Distributions:

Dividends from investment income--net                            (.86)          (.85)          (.84)         (.85)         (.87)

Net asset value, end of period                                  17.64          16.93          18.24         17.88         17.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.45          (2.45)          6.80          8.31          6.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .85            .85           .85           .80

Ratio of net investment income

   to average net assets                                         4.91           4.99           4.60          4.76          5.03

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                        .10            .11            .10           .10           .17

Portfolio Turnover Rate                                          6.97          12.36          32.27         64.38         93.39
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         154,332        156,432        180,603       186,436       192,472

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Insured Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,942 during the period ended April 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by
complying    with    the    applicable    provisions

of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $29,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, $20,000 of the carryover expires in fiscal 2005 and $9,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. The Manager had undertaken from May 1, 2000 through April 30, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .85 of 1% of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $162,645 during the period ended April 30, 2001.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor in respect of payments made to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund' s average daily net assets. The Distributor may pay one or more Service Agents a fee in respect of fund shares owned by shareholders with whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund' s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2001, the fund was charged $314,124 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $65,176 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance. During the period ended April 30, 2001, redemption fees charged and retained by the fund amounted to $605.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $10,582,286 and $21,079,228, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$3,355,766,   consisting   of   $5,043,486  gross  unrealized  appreciation  and
$1,687,720 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Insured Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Insured Municipal Bond Fund, Inc., including the statement of investments, as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Insured Municipal Bond Fund, Inc. at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 1, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as " exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus
                        Insured Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                       Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  306AR0401